UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2025

VAALCO Energy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 CityWest Blvd. Suite 400 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)
(713) 623-0801
Registrant’s telephone number, including area code:
Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On March 17, 2025, in connection with the execution of the new reserves based facility agreement (the “New Facility”) previously disclosed on Form 8-K filed on March 10, 2025, VAALCO Gabon (Etame), Inc. (“Vaalco Gabon”), a wholly-owned subsidiary of VAALCO Energy, Inc. (the “Company”) voluntarily delivered a notice of cancellation to Glencore Energy UK Ltd. as facility agent (“Glencore”) and the Law Debenture Trust Corporation PLC, as security agent related to the facility agreement, dated May 16, 2022, as amended and restated on October 3, 2023 (as amended, the “Prior Facility Agreement”), by and among Vaalco Gabon, as borrower, the Company, as a guarantor, VAALCO Gabon S.A., as a guarantor, Glencore, as mandated lead arranger, technical bank and facility agent, the Law Debenture Trust Corporation P.L.C., as security agent, and the other financial institutions named therein (the “Lenders”).

The Prior Facility Agreement provided for a senior secured reserve-based revolving credit facility in an aggregate maximum principal amount of up to $50.0 million. Beginning October 1, 2023 and thereafter on April 1 and October 1 of each year during the term of the Prior Facility Agreement, the $50 million initial commitment amortized, with reduction to zero scheduled to occur on the Final Maturity Date (as defined in the Prior Facility Agreement)

On March 17, 2025, no amounts were drawn under the Prior Facility Agreement. The Prior Facility Agreement was terminated and liens associated therewith were released effective March 18, 2025 (the “Cancellation Date”).

The Company has existing hedging agreements, including with Glencore, that remain in place, and that were amended on the Cancellation Date in connection with the New Facility. Separately, the existing offtake arrangements between Glencore and Vaalco Gabon S.A. under which the Company sells its crude oil production from Gabon continue, with the lenders under the New Facility having the benefit of security over such offtake agreement.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: March 20, 2025
	By:	/s/ Lynn Willis
	Name:	Lynn Willis
	Title:	Chief Accounting Officer